Exhibit 10.2

                     LOAN MODIFICATION AND CONSENT AGREEMENT

         This Loan Modification and Consent Agreement is entered into as of December __, 2004 by and among Roxio, Inc. ("Roxio") whose address is 9044 Melrose Avenue, Los Angeles, California, 90069, Napster, LLC ("Napster", and together with Roxio, "Borrower") whose address is 9044 Melrose Avenue, Los Angeles, California 90069, and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, California 95054.

A. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated March 25, 2004, (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, a revolving line of credit in the original principal amount of Fifteen Million Dollars ($15,000,000) and subsequently increased to Seventeen Million Dollars ($17,000,000) (the "Revolving Facility").

B. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Security Agreement. Additionally, repayment of the Indebtedness was guaranteed by Napster pursuant to an Unconditional Guaranty dated March 25, 2004 (the "Guaranty") and the obligations under the Guaranty were secured by an Intellectual Property Security Agreement (the "Napster Intellectual Property Security Agreement") dated March 25, 2004 between Bank and Napster.

C. Borrowers have requested that Bank (i) extend the maturity date of the Revolving Facility to December 15, 2006, (ii) add Napster, LLC as a co-Borrower under the Loan Agreement, (iii) consent to the sale of assets by Roxio to Sonic Solutions pursuant to that certain Asset Purchase Agreement to be entered into between Roxio and Sonic Solutions (which Asset Purchase Agreement, in the form provided to Bank as of the date hereof is hereinafter referred to as the "Purchase Agreement"), (iv) release Bank's security interest in all assets being sold by Roxio to Sonic Solutions pursuant to the Purchase Agreement, and (v) make such other changes to the Loan Agreement all as more fully set forth herein,

D. Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement. Hereinafter, (i) all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness", (ii) the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to hereinafter as the "Security Documents" and (iii) the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

1. DESCRIPTION OF CHANGE IN TERMS.

         A. From and after the date hereof, Section 6.2(b) and (c) of the Loan Agreement are hereby amended and restated in their entirety as follows:


         (b) Borrower will deliver to Bank aged listings of accounts receivable and accounts payable, which aged listings of accounts receivable and accounts payable shall be due to Bank (a) within thirty (30) days after the last day of each month if all Borrower's aggregate unrestricted cash is $40,000,000 or less, or (b) within thirty (30) days after the last day of each calendar quarter if all Borrowers' aggregate unrestricted cash exceeds $40,000,000.


         (c) Borrower will deliver to Bank a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C; which Compliance Certificate shall be due to Bank (a) within thirty (30) days after the last day of each month if all Borrowers' aggregate unrestricted cash is $40,000,000 or less, or (b) within thirty (30) days after the last day of each calendar quarter if all Borrowers' unrestricted cash exceeds $40,000,000.

         B. From and after the date hereof, the Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

         6.7 FINANCIAL COVENANTS. Borrower will maintain as of the last day of each month (provided, however that the covenants set forth below shall be measured on the last day of each calendar quarter at all times that Borrower's unrestricted cash exceeds $40,000,000):

         (a) TANGIBLE NET WORTH. An Aggregate Tangible Net Worth of at least $45,000,000.

         (b) LIQUIDITY COVERAGE. A ratio of unrestricted cash, cash equivalents and short-term and long-term marketable securities, plus ten percent (10%) of Net Accounts Receivable divided by the aggregate Obligations of not less than
2.00 to 1.00.

         C. From and after the date hereof, the following definition set forth in Section 13.1 (Definitions) of the Loan Agreement is hereby amended and restated in its entirety as follows:

             "REVOLVING MATURITY DATE" is December 15, 2006.

2. PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fully earned, nonrefundable loan restructuring fee in the amount of Twenty Thousand Dollars ($20,000) (the "Loan Fee") plus all out-of-pocket expenses, including, but not limited to fees and expenses of Bank's counsel.

3. WAIVER REGARDING FILING OF TAX RETURN. Borrower has notified Bank that Borrower will not be able to timely file its Federal tax return due December 31, 2004 (the "Applicable Tax Return") and has requested that Bank waive the requirement. Notwithstanding anything to contrary contained in the Loan Documents, Bank hereby waives the requirement that Borrower timely files the Applicable Tax Return; provided, however that Borrower hereby agrees to file the Applicable Tax Return on or before January 31, 2005. Bank's agreement to waive the requirement of the timely filing of the Applicable Tax Return pursuant to this Agreement shall in no way obligate Bank to make any future modifications to the Loan Agreement or to waive Borrower's compliance with any other terms of the Loan Documents, and shall not limit or impair Bank's right to demand strict performance of all other terms and covenants as of any date.

4. CONSENT TO SALE OF ASSETS. Subject to the terms and conditions contained herein, Bank hereby consents to the sale of the Acquired Assets by Roxio, Inc to Sonic Solutions pursuant to the Purchase Agreement.

5. RELEASE OF SECURITY INTEREST IN ASSETS TO BE SOLD. Subject to the terms and conditions contained herein, Bank hereby consents to the release of its security interests in the Acquired Assets being sold by Roxio to Sonic Solutions pursuant to the Purchase Agreement.

6. Compliance Certificate. From and after the effective date hereof, Exhibit C (Compliance Certificate) of the Loan Agreement shall be deleted in its entirety and replace with Exhibit C attached hereto.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness. The Borrower acknowledges and warrants that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Agreement and in connection with the Loan Documents, including the Loan Agreement and the Indebtedness, the Borrower hereby waives and releases any claims to the contrary.

9. WAIVER AND RELEASE OF CLAIMS.

         (a) Borrower ("Releasing Party") hereby releases, acquits, and discharges Bank and Bank's employees, agents, representative, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages, and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connect to this Agreement and the Existing Loan Documents, including, but not limited to, claims relating to any settlement negotiation (all of the foregoing hereinafter called the "Released Matters"). Each Releasing Party acknowledges that the agreements in this section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

         (b) Releasing Party acknowledges that it has not relied, in executing the release set forth in this section, upon any representations, warranties, or conditions by Bank or any other entity except as are specifically set forth in this Agreement.

         (c) Nothing contained herein shall be construed at any time as an admission by Bank of any liability to Borrower or any other entity.

         (d) Releasing Party warrants to Bank that it has not purported to transfer, assign, or otherwise convey any right, title or interest of such Releasing Party in any Released Matter to any other entity, and that the foregoing constitutes a full and complete release of all Released Matters.

10. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

11 INTEGRATION. This Agreement, together with the Existing Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior and contemporaneous proposals, negotiations, agreements, and understandings relating to the subject matter. In entering into this Agreement, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant, or agreement of any kind made by the Bank or any employee or agent of Bank, except for the agreements of Bank set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by Bank and Borrower.

12. GOVERNING LAW, HEADINGS. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of California. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

13. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon the following:

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

         a. Borrower's payment of the Loan Fee;

         b. delivery to Bank of a fully executed Joinder Agreement acceptable to Bank, for the addition of Napster as a co-borrower under the Loan Documents;

         c. Delivery to Bank of a fully executed Intellectual Property Security Agreement providing Bank a security interest in Napster's Intellectual Property as security for Napster's obligations under the Loan Documents; and

         d. Delivery to Bank of resolutions (acceptable to Bank) adopted by Roxio and Napster with respect to the transactions described herein.



                         [signatures on following page]

         This Agreement is executed as of the date first written above.

BORROWER:                                       BANK:

ROXIO, INC.                                     SILICON VALLEY BANK


By:                                             By:
     ----------------------------                    ---------------------------
Name:                                           Name:
       --------------------------                      -------------------------
Title:                                          Title:
        -------------------------                       ------------------------


NAPSTER, LLC


By:                              ,
     ----------------------------
Manager/Member


By:
     ----------------------------
Name:
       --------------------------
Title:
        -------------------------

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK
                  3003 Tasman Drive
                  Santa Clara, CA 95054

FROM:             ROXIO, INC. and NAPSTER, LLC

         The undersigned authorized officer of ROXIO, INC. and NAPSTER, LLC (together "Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct on this date. Attached are the required documents supporting the certification. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each Subsidiary (i) has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP and (ii) does not have any legal actions pending or threatened against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change for Borrower which Borrower has not previously notified in writing to Bank. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                            REQUIRED                            COMPLIES
Monthly financial statements*                                 Monthly within 30 days              Yes     No
Compliance Certificate**   Monthly/Quarterly within 30 days   Yes               No
Quarterly financial statements (10Q)                          Within 5 days after filing          Yes     No
Annual (Audited) (10K)                                        Within 5 days after filing          Yes     No
A/R & A/P Agings**                                            Monthly/Quarterly within 30 days    Yes     No
Business Forecast                                             Within 45 days after year end       Yes     No

*Unless Borrower's unrestricted cash exceeds $40,000,000
**Monthly if Borrower's unrestricted cash is $40,000,000 or less; quarterly if Borrower's unrestricted cash
------------------------------------------------------------------------------------------------------------
exceeds $40,000,000

FINANCIAL COVENANT                                            REQUIRED           ACTUAL           COMPLIES

Maintain on a Monthly Basis (quarterly if unrestricted cash exceeds
$40,000,000):
  Minimum Tangible Net Worth                                  $45,000,000        $________        Yes     No
  Minimum Liquidity Coverage                                  2.00:1.00          _____:1.00       Yes     No

Have there been updates to Borrower's intellectual property, if appropriate?     Yes / No

COMMENTS REGARDING EXCEPTIONS:  See Attached.                   ----------------------------------------------------
                                                                                    BANK USE ONLY

Sincerely,                                                      Received by:
                                                                             ---------------------------------------
                                                                                  AUTHORIZED SIGNER
Roxio, Inc.
                                                                Date:
-----------------------------------------                             ----------------------------------------------
SIGNATURE
                                                                Verified:
-----------------------------------------                                 ------------------------------------------
TITLE                                                                             AUTHORIZED SIGNER
                                                                Date:
-----------------------------------------                             ----------------------------------------------
DATE
                                                                Compliance Status:                        Yes     No
                                                                ----------------------------------------------------
Napster, LLC

By:                                      ,
   ---------------------------------------
Manager/Member

-----------------------------------------
SIGNATURE

-----------------------------------------
TITLE

-----------------------------------------
DATE